Exhibit 10.8

EXCHANGE AGREEMENT

BY AND AMONG

SUNPOWER YC HOLDINGS, LLC

FIRST SOLAR 8POINT3 HOLDINGS, LLC

8POINT3 OPERATING COMPANY, LLC

8POINT3 GENERAL PARTNER, LLC

and

8POINT3 ENERGY PARTNERS LP

Dated as of June 24, 2015

i

This EXCHANGE AGREEMENT (the “Agreement”), dated as of June 24, 2015, by and among 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), 8point3 General Partner, LLC, a Delaware limited liability company (the “General Partner”), 8point3 Operating Company, LLC, a Delaware limited liability company (the “Operating Company”), SunPower YC Holdings, LLC, a Delaware limited liability company (“SunPower”), and First Solar 8point3 Holdings, LLC, a Delaware limited liability company (“First Solar” and, together with SunPower, the “Sponsors”). The above-named entities are sometimes referred to in this Agreement as a “Party” and collectively as the “Parties.”

WHEREAS, the parties hereto desire to provide for the possible future exchange by the Sponsors, of Common Units and Class B Shares for Class A Shares or cash, on the terms and subject to the conditions set forth herein;

WHEREAS, the parties intend that an Exchange (as defined herein) consummated hereunder be treated for federal income tax purposes, to the extent permitted by law, as a taxable exchange of Common Units and Class B Shares by Sponsors;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Partnership Agreement (as defined below). As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Assignee” means a Person to whom a Membership Interest has been transferred in accordance with the Operating Company Limited Liability Company Agreement but who has not become Member.

“Applicable Percentage” has the meaning set forth in Section 2.1(b) hereof.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of New York shall not be regarded as a Business Day.

“Cash Amount” means an amount of cash equal to (i) the number of Tendered Units multiplied by (ii) the Current Market Price as of the date of determination.

“Cash Purchase Price” has the meaning set forth in Section 2.1(b).

“Class A Share” has the meaning set forth in the Partnership Agreement.

“Class A Share Amount” means a number of Class A Shares equal to the number of Tendered Units.

“Class B Share” has the meaning set forth in the Partnership Agreement.

“Cut-Off Date” means the fifth (5th) Business Day after the Partnership’s receipt of a Notice of Redemption.

“Delaware Courts” has the meaning set forth in Section 3.8.

“Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Exercise Notice” has the meaning set forth in Section 2.1(c).

“Exchange” means (i) a Redemption by the Operating Company of one or more Common Units for, at the election of the Operating Company, Class A Shares or the Cash Amount as described in Section 2.1(a) of this Agreement and (ii) the purchase of Tendered Units by the Partnership from a Sponsor for, at the election of the Partnership, the Share Purchase Price or the Cash Purchase Price.

“Exchange Right” means the rights of each Sponsor and the Partnership pursuant to Sections 2.1(a) and (b), respectively, of this Agreement.

“Financing Party” means any and all Persons, or the agents or trustees representing them, providing senior or subordinated debt or tax equity financing or refinancing (including letters of credit, bank guaranties or other credit support).

“First Solar” has the meaning set forth in the preamble to this Agreement.

“General Partner” has the meaning set forth in the preamble to this Agreement.

“Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board, bureau, agency or other statutory body, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing (including the New York Stock Exchange and NASDAQ Stock Market), in each case, that has jurisdiction or authority with respect to the applicable Party.

“Holder” means either (a) a Member or (b) an Assignee that owns a Common Unit.

“Laws” means any and all applicable (a) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (b) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any

Governmental Entity, and (c) policies, practices and guidelines of any Governmental Entity which, although not actually having the force of law, are considered by such Governmental Entity as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Entity having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“MD Solar” means Maryland Solar Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of First Solar, Inc.

“Notice of Redemption” has the meaning set forth in Section 2.1(a)(i).

“Operating Company” has the meaning set forth in the preamble to this Agreement.

“Operating Company Limited Liability Company Agreement” means the Amended and Restated Limited Liability Company Agreement of 8point3 Operating Company, LLC, dated June 24, 2015, as may be amended from time to time.

“Partnership” has the meaning set forth in the preamble to this Agreement.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of 8point3 Energy Partners LP, dated June 24, 2015, as may be amended from time to time.

“Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Redemption” has the meaning set forth in Section 2.1.

“Registration Rights Agreement” means the Registration Rights Agreement, dated June 24, 2015, between the Partnership, First Solar and SunPower.

“Share Purchase Price” has the meaning set forth in Section 2.1(b).

“Specified Redemption Date” means the tenth (10th) Business Day after the receipt by the Operating Company of a Notice of Redemption (or an election to receive the Class A Share Amount in respect of Tendered Units subject to a deferral under Section 2.1(a)(ii)) subject to extension in accordance with Section 2.1(a)(ii) or as otherwise agreed to in writing by the parties hereto.

“Sponsor” has the meaning set forth in the preamble to this Agreement, provided that for so long as MD Solar holds Common Units, it shall be deemed to be a “Sponsor” and a third party beneficiary under this Agreement.

“SunPower” has the meaning set forth in the preamble to this Agreement.

“Tendered Units” has the meaning set forth in Section 2.1(a).

Section 1.2 Gender. For the purposes of this Agreement, the words “it,” “he,” “his” or “himself” shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.

ARTICLE II

EXCHANGE

Section 2.1 Redemption and Purchase Rights.

(a) Each Sponsor shall have the right (subject to the terms and conditions set forth herein) to require the Operating Company to redeem (each, a “Redemption”) all or a portion of the Common Units held by such Sponsor and an equal number of Class B Shares held by such Sponsor (one Common Unit and one Class B Share, a “Unit” and collectively “Units,” such Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange for, at the election of the Operating Company, on or before the Specified Redemption Date, (i) the Class A Share Amount or (ii) subject to the approval of the Conflicts Committee and Section 2.1(a)(ii), the Cash Amount.

(i) If a Sponsor desires to exercise its right to require a Redemption, it shall deliver a written notice to the Operating Company and the Partnership specifying its election to receive the Cash Amount or the Class A Share Amount and the number of Units such Sponsor desires to tender for redemption (the “Notice of Redemption”). Operating Company shall not be obligated to effect a Redemption until the Specified Redemption Date (it being understood that the Operating Company will not be required to consummate such Redemption with respect to any Tendered Units that are purchased by the Partnership pursuant to Section 2.1(b)).

(ii) If the Operating Company, subject to the approval of the Conflicts Committee, elects to exchange for the Cash Amount pursuant to a Notice of Redemption, the Cash Amount shall be delivered as a certified or bank check payable to such Sponsor or, in the Operating Company’s sole and absolute discretion, in immediately available funds, in each case on or before the Specified Redemption Date; provided, however, that the Operating Company shall only be required to deliver the Cash Amount pursuant to this Section 2.1(a)(ii) to the extent that it has received one or more capital contributions from the Partnership sufficient to fund the amount to be delivered, it being understood that the Partnership shall have no obligation hereunder to make any such capital contributions. The Specified Redemption Date in respect of the portion of the Cash Amount that is not so funded, if any, shall be deferred until such time that the Partnership actually receives one or more capital contributions from the Partnership sufficient to fund any remaining Cash Amount and the Operating Company will promptly notify the Sponsors of such deferral and the number of Tendered Units to which the deferral is applicable as determined by the Partnership in good faith. A Sponsor, at its option, may elect to receive the Class A Share Amount in respect of any Tendered Units subject to such deferral in accordance with Section 2.1(a)(iii).

(iii) If a Sponsor elects to receive the Class A Share Amount whether pursuant to a Notice of Redemption or as a result of a deferral under Section 2.1(a)(ii), the Class A Share Amount shall be delivered by the Partnership on or before the Specified Redemption Date as duly authorized, validly issued, fully paid and non-assessable Class A Shares, free of any pledge, lien, encumbrance or restriction, other than the restrictions provided in the Partnership Agreement, the Securities Act and relevant state securities or “blue sky” laws. Neither a Sponsor, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the Partnership to register, qualify or list any Class A Shares owned or held by such Person, whether or not such Class A Shares are issued pursuant to this Section 2.1(a)(iii), with the Commission, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Partnership and any such Person (including, without limitation, the Registration Rights Agreement). Notwithstanding any delay in such delivery, a Sponsor shall be deemed the owner of such Class A Shares for all purposes, including, without limitation, rights to vote and consent, receive distributions, and exercise rights, as of the Specified Redemption Date. Class A Shares issued upon a purchase of the Tendered Units by the Partnership pursuant to this Section 2.1(a) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Partnership in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

(b) In lieu of the Redemption described in Section 2.1(a), the Partnership may, in its sole and absolute discretion, elect to purchase some or all of the Tendered Units (such amount, expressed as a percentage of the total number of Tendered Units rounded up to the nearest Unit, being referred to as the “Applicable Percentage”) from the Sponsors by delivering a written notice of such election on or before the close of business on the Cut-Off Date. If the Partnership so elects, on the Specified Redemption Date, the Sponsors shall sell such number of the Tendered Units to the Partnership in exchange for, at the election of such Sponsor, (i) a number of Class A Shares equal to the product of the Class A Share Amount and the Applicable Percentage (the “Share Purchase Price”) or (ii) subject to the approval of the Conflicts Committee, a cash sum (the “Cash Purchase Price”) equal to the product of the Cash Amount and the Applicable Percentage.

(i) If a Sponsor elects, subject to the approval of the Conflicts Committee, to receive the Cash Purchase Price, the Cash Purchase Price shall be delivered as a certified or bank check payable to such Sponsor or, in such Sponsor’s sole and absolute discretion, in immediately available funds, in each case on or before the Specified Redemption Date.

(ii) If a Sponsor elects to receive the Share Purchase Price, the Share Purchase Price shall be delivered by the Partnership as duly authorized, validly issued, fully paid and non-assessable Class A Shares, free of any pledge, lien, encumbrance or restriction, other than the restrictions provided in the Partnership Agreement, the Securities Act and relevant state securities or “blue sky” laws. Neither the Sponsors, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the Partnership to register, qualify or list any Class A Shares owned or held by such Person, whether or not such Class A Shares are issued pursuant to this Section 2.1(b), with the Commission, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Partnership and any such Person (including, without limitation, the Registration Rights Agreement). Notwithstanding any delay in such delivery, a Sponsor shall be deemed the owner of such Class A Shares for all purposes, including, without limitation, rights to vote or consent, receive distributions, and exercise rights, as of the Specified Redemption Date. Class A Shares issued upon a purchase of the Tendered Units by the Partnership pursuant to this Section 2.1(b) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Partnership in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

(c) In the event the Partnership elects to exercise its rights pursuant to Section 2.1(b), the Partnership shall provide a notice of its intent to exercise its rights under Section 2.1(b) (an “Exercise Notice”) to the Operating Company and each Sponsor on or before the close of business on the Cut-Off Date. The failure of the Partnership to provide an Exercise Notice by the close of business on the Cut-Off Date shall be deemed to be an election by the Partnership not to purchase the Tendered Units.

(d) Without limiting the remedies of a Sponsor, if (A) the Operating Company, subject to the approval of the Conflicts Committee, elects to exchange for the Cash Amount under Section 2.1 (a) and the Cash Amount is not paid on or before the Specified Redemption Date, or (B) such Sponsor elects to exchange the Tendered Units under Section 2.1(b) for the Cash Purchase Price and the Cash Purchase Price is not paid on or before the Specified Redemption Date (subject to deferral as set forth in Section 2.1(a)(ii), interest shall accrue with respect to the Cash Amount or Cash Purchase Price, as applicable, from the day after the Specified Redemption Date to and including the date on which the Cash Amount or Cash Purchase Price, as applicable, is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the United States Internal Revenue Service.

(e) Notwithstanding the provisions of Section 2.1(a) and Section 2.1(b) hereof, if the Partnership’s purchase of Tendered Units in accordance with Section 2.1(b) would be prohibited under the Partnership Agreement or the Operating Company Limited Liability Company Agreement, then (i) the Partnership shall not elect to purchase such Tendered Units and (ii) the Operating Company shall not be obligated to effect a Redemption of such Tendered Units.

(f) Notwithstanding anything herein to the contrary, with respect to any Redemption pursuant to Section 2.1(a), or any tender of Units for purchase by the Partnership if the Tendered Units are purchased by the Partnership pursuant to Section 2.1(b) hereof:

(i) Without the consent of the Partnership, a Sponsor may not effect a Redemption for less than two thousand (2,000) Units or, if such Sponsor holds less than two thousand (2,000) Units, all of the Units held by such Sponsor.

(ii) If (A) a Sponsor surrenders Tendered Units during the period after the Record Date with respect to a distribution payable to Holders of Common Units, and before the record date established by the Partnership for a distribution to its unitholders of some or all of its portion of such Operating Company distribution, and (B) the Partnership elects to purchase any of such Tendered Units pursuant to Section 2.1(b), then such Sponsor shall pay to the Partnership on the Specified Redemption Date an amount in cash equal to the Operating Company distribution paid or payable in respect of such Tendered Units.

(iii) Notwithstanding anything to the contrary herein, the consummation of such Redemption pursuant to Section 2.1(a) hereof or a purchase of Tendered Units by the Partnership pursuant to Section 2.1(b) hereof, as the case may be, shall not be permitted to the extent the Partnership determines that such Redemption or purchase (A) would be prohibited by applicable law or regulation (including, without limitation, the Securities Act, the Delaware Act or the Delaware LP Act) or (B) would not be permitted under any other agreements to which the Partnership or the Operating Company may be party or any written policies of the Partnership related to unlawful or improper trading (including, without limitation, the policies of the Partnership relating to insider trading).

(g) The Partnership, the Operating Company and each Sponsor shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Operating Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any Class A Shares are to be delivered in a name other than that of a Sponsor, then such Sponsor and/or the person in whose name such shares are to be delivered shall pay to the Operating Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Partnership that such tax has been paid or is not payable.

Section 2.2 Expiration. In the event that the Operating Company is dissolved pursuant to the Operating Company Limited Liability Company Agreement, any Exchange Right pursuant to Section 2.1 of this Agreement shall terminate upon final distribution of the assets of the Operating Company pursuant to the terms and conditions of the Operating Company Limited Liability Company Agreement.

Section 2.3 Adjustment. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Units, Class A Shares or Class B Shares, as applicable, are converted or changed into another security, securities or other property, then upon any subsequent Exchange, each Sponsor shall be entitled to receive the amount of such security, securities or other property that such Sponsor would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Units, Class A Shares or Class B Shares, as applicable, are converted or changed into another security, securities or other property, this Section 2.3 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Common Units,” “Class A Shares” or “Class B Shares” shall be deemed to include, any security, securities or other property of the Operating Company or the Partnership, as applicable, which may be issued in respect of, in exchange for or in substitution of the Common Units, Class A Shares or Class B Shares, as applicable, by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Notices. Any notice, statement, demand, claim, offer or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be sent by facsimile, email, hand messenger delivery, overnight courier service, or certified mail (receipt requested) to each other Party at the address set forth below; provided that to be effective any such notice sent originally by facsimile or email must be followed within two (2) Business Days by a copy of such notice sent by overnight courier service:

If to the Partnership:

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Executive Officer

with copies to:

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

400 Crossing Boulevard, 5th Floor

Bridgewater, NJ 08807

Tel: (908) 809-4130

Email: jdymbort@firstsolar.com

Attention: Jason Dymbort, General Counsel

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

If to First Solar:

First Solar 8point3 Holdings, LLC

c/o First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

with copies to:

First Solar 8point3 Holdings, LLC

c/o First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 427-2925

Email: generalcounsel@firstsolar.com

Attention: Paul Kaleta, General Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue NW

Washington, D.C. 20005

Tel: (202) 371-7402

Fax: (202) 661-8259

Email: lance.brasher@skadden.com

Attention: Lance Brasher

If to SunPower:

SunPower YC Holdings, LLC

c/o SunPower Corporation

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Financial Officer

with copies to:

SunPower YC Holdings, LLC

c/o SunPower Corporation

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: lisa.bodensteiner@sunpower.com

Attention: Lisa Bodensteiner, General Counsel

Baker Botts L.L.P.

910 Louisiana Street

Houston, Texas

Tel: (713) 229-1527

Fax: (713) 229-2727

Email: joshua.davidson@bakerbotts.com

Attention: Joshua Davidson

If to the General Partner:

8point3 General Partner, LLC

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Executive Officer

with copies to:

8point3 General Partner, LLC

400 Crossing Boulevard, 5th Floor

Bridgewater, NJ 08807

Tel: (908) 809-4130

Email: jdymbort@firstsolar.com

Attention: Jason Dymbort, General Counsel

8point3 General Partner, LLC

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

If to the Operating Company:

8point3 Operating Company, LLC

c/o 8point3 General Partner, LLC

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Executive Officer

with copies to:

8point3 Operating Company, LLC

c/o 8point3 General Partner, LLC

400 Crossing Boulevard, 5th Floor

Bridgewater, NJ 08807

Tel: (908) 809-4130

Email: jdymbort@firstsolar.com

Attention: Jason Dymbort, General Counsel

8point3 Operating Company, LLC

c/o 8point3 General Partner, LLC

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

Each Party shall have the right to change the place to which notices shall be sent or delivered or to specify one additional address to which copies of notices may be sent, in either case by similar notice sent or delivered in like manner to the other Party. Without limiting any other means by which a Party may be able to prove that a notice has been received by another Party, all notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed by first class certified mail, receipt requested; (iii) when received, if sent by facsimile or email, if received prior to 5 p.m., recipient’s time, on a Business Day, or on the next Business Day, if received later than 5 p.m., recipient’s time; and (iv) on the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. In any case hereunder in which a Party is required or permitted to respond to a notice from another Party within a specified period, such period shall run from the date on which the notice was deemed duly given as above provided, and the response shall be considered to be timely given if given as above provided by the last day of the period provided for such response.

Section 3.2 Time is of the Essence. Time is of the essence of this Agreement; provided, however, notwithstanding anything to the contrary in this Agreement, if the time period for the performance of any covenant or obligation, satisfaction of any condition or delivery of any notice or item required under this Agreement shall expire on a day other than a Business Day, such time period shall be extended automatically to the next Business Day.

Section 3.3 Assignment. No Party will convey, assign or otherwise transfer either this Agreement or any of the rights, interests or obligations hereunder without the prior written consent of the other Parties hereto (in each of such Party’s sole and absolute discretion). Any such prohibited conveyance, assignment or transfer without the prior written consent of the other Parties will be void ab initio. Notwithstanding the foregoing, nothing contained in this Agreement shall preclude (i) any pledge, hypothecation or other transfer or assignment of a Party’s rights, title and interest under this Agreement, including any amounts payable to such Party under this Agreement, to a bona fide Financing Party as security for debt financing to such Party or one of its Affiliates, or (ii) the assignment of such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by such Party or one of its Affiliates under the financing agreements entered into with the Financing Parties.

Section 3.4 Parties in Interest. This Agreement is binding upon and is for the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto (other than MD Solar), and no Person other than the Parties hereto (other than MD Solar) and their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by virtue of this Agreement.

Section 3.5 Captions. All Section titles or captions contained in this Agreement or in the table of contents of this Agreement are for convenience only and shall not be deemed to be a part of this Agreement or affect the meaning or interpretation of this Agreement.

Section 3.6 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE FORMATION, BREACH, TERMINATION, VALIDITY, INTERPRETATION AND ENFORCEMENT THEREOF, AND ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. FOR THE AVOIDANCE OF DOUBT, IT IS INTENDED THAT 6 DEL. C. § 2708, WHICH PROVIDES FOR ENFORCEMENT OF DELAWARE CHOICE OF LAW WHETHER OR NOT THERE ARE OTHER RELATIONSHIPS WITH DELAWARE, SHALL APPLY.

Section 3.7 Severability. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid. If any term or provision of this Agreement or the application of any such term or provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof, or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid, illegal or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If any term or provision of this Agreement is held to be prohibited or invalid, then such term or provision will be ineffective only to the extent of such prohibition or invalidity without invalidating or affecting in any manner whatsoever the remainder of such term or provision or the other terms and provisions of this Agreement. Upon determination that any other term or provision of this Agreement is invalid, void, illegal, or unenforceable, a court of competent jurisdiction will modify such term or provision so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible under the Law.

Section 3.8 Consent to Jurisdiction. Each of the Parties hereto irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware and (b)(i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties hereto of the name and address of such agent, and (ii) to the fullest extent permitted by applicable Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C)

ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 3.9 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and this Agreement supersedes all prior negotiations, agreements or understandings of the Parties of any nature, whether oral or written, relating thereto.

Section 3.10 Amendment. This Agreement may be modified, amended or supplemented only by written agreement executed by the Parties.

Section 3.11 Waiver; Remedies. No delay on the part of First Solar or SunPower in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of First Solar or SunPower of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 3.12 Facsimile; Counterparts. Except as contemplated by Section 3.3, neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 3.13 Tax Matters.

(a) If the Partnership or the Operating Company shall be required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of any Exchange, the Partnership or the Operating Company, as the case may be, shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements, including, without limitation, at its option withholding from, and paying over to the appropriate taxing authority, any consideration otherwise payable to a Sponsor under this Agreement, and any such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. Notwithstanding anything to the contrary herein, each of the Partnership and the Operating Company may, at its own discretion, require as a condition to the effectiveness of an Exchange that an exchanging holder of Tendered Units deliver to the Partnership or the Operating Company, as the case may be, a certification of non-foreign status in accordance with Treasury Regulation Section 1.1445-2(b).

(b) This Agreement shall be treated as part of the Operating Company Limited Liability Company Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

8point3 General Partner, LLC

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Executive Officer

8point3 Energy Partners LP

By:	8point3 General Partner, LLC, its general partner

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Executive Officer

8point3 Operating Company, LLC

By:	8point3 Energy Partners LP, its managing member

By:	8point3 General Partner, LLC, its general partner

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Executive Officer

SunPower YC Holdings, LLC

By:	/s/ Kenneth Mahaffey
Name:	Kenneth Mahaffey
Title:	Assistant Secretary

First Solar 8point3 Holdings, LLC

By:	/s/ Alexander R. Bradley
Name:	Alexander R. Bradley
Title:	Vice President, Treasury and Project Finance

Signature Page to the Exchange Agreement